UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2022

FLUOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd.
Irving,	Texas	75039
(Address of principal executive offices)		(Zip Code)

(469) 398-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	FLR	New York Stock Exchange
1.750% Senior Notes due 2023	FLR 23	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 17, 2022, Fluor Corporation (the “Corporation”) amended and restated its existing credit facility (the "Prior Facility") by entering into the $1,800,000,000 Third Amended and Restated Revolving Loan and Letter of Credit Facility Agreement (the "Amended Credit Facility") dated as of February 17, 2022 among the Corporation, BNP Paribas, as Administrative Agent, and other lenders party thereto.

The Amended Credit Facility extends the maturity date to February 17, 2025 and increases the size of the facility to $1.8 billion. The Amended Credit Facility contains customary financial and restrictive covenants, including a debt-to-capitalization ratio that cannot exceed 0.60 to 1.00, a limitation on the aggregate amount of debt of the greater of $750 million or €750 million for our subsidiaries, and a minimum liquidity threshold, as defined in the Amended Credit Facility, of $1.25 billion, which may be reduced to $1.00 billion upon the repayment of debt.

The foregoing description of the amendments made to the Prior Facility through the execution of the Amended Credit Facility does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Credit Facility, a copy of which is filed as Exhibit 10.1 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is hereby incorporated into this Item 2.03 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
10.1
$1,800,000 Third Amended and Restated Revolving Loan and Letter of Credit Facility Agreement dated as of February 17, 2022 among Fluor Corporation, BNP Paribas, as Administration Agent and an Issuing Lender, Bank of America N.A., as Syndication Agent, Citibank N.A. and Wells Fargo Bank, National Association as Co-Documentation Agents, and the lenders party thereto.

104	Cover Page Interactive Data File, formatted in Inline XBRL, and included as Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2022	FLUOR CORPORATION

	By:	/s/ John R. Reynolds
John R. Reynolds
Executive Vice President, Chief Legal Officer and Secretary

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